Income Taxes	12 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
Income Taxes

12.	Income Taxes

Significant components of the Company’s deferred tax assets (liabilities) are as follows:

	June 30, 2025	June 30, 2024
Deferred tax assets (liabilities):
Tax loss carryforward	$58,323,950	$51,429,074
Intangible assets	(49,935)	(114,161)
Stock based compensation	6,531,784	5,860,272
R&D capitalized	10,134,322	12,467,969
Valuation Allowance	(74,940,121)	(69,643,154)
Net deferred tax assets	$-	$-

At June 30, 2025 and 2024, the Company has recorded a full valuation against its net deferred tax assets of approximately $74.9 million and $69.6 million, respectively, since in the judgement of management, these assets are not more than likely to be realized. The increase in the valuation allowance during the year ended June 30, 2025 was approximately $5.3 million.

At June 30, 2025, the Company had a Net Operating Loss (“NOL”) carryforward of approximately $208 million. NOL’s generated prior to 2018 have expiration dates ranging from 2032 to 2037. Utilization of the Company’s historical NOL are subject to limitations under Internal Revenue Code Section 382 as a result of multiple ownership changes through the Company’s capital raises.

The Company has no current tax expense due to its net losses and a full valuation allowance.

Reconciliation of the differences between income tax benefit computed at the federal and state statutory tax rates and the provision for income tax benefit for the years ended June 30, 2025 and 2024 is as follows:

	2025	2024

Income tax expense at federal statutory rate	21%	21%
State taxes, net of federal benefit	7%	7%
Change in valuation allowance	(28%)	(28%)
Effective tax rate	-	-

On July 4, 2025, the U.S. enacted the One Big Beautiful Bill Act (the “Act”), which contains a broad range of tax reform provisions affecting businesses.   The Company is currently evaluating the full effects of the Act and does not anticipate a material impact on the financial statements.